Exhibit 32.1

ACCERIS COMMUNICATIONS INC.

OFFICER’S CERTIFICATION
PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
(18 U.S.C. 1350)

October 25, 2004

     The undersigned Allan C. Silber, duly appointed and incumbent officer of Acceris Communications Inc., a Florida corporation (the “Corporation”), in connection with the Corporation’s Annual Report on Form 10-K, as amended, for the annual period ended December 31, 2003, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), does hereby represent, warrant and certify pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, as amended, that, to the best of his knowledge:

1.	The Report is in full compliance with reporting requirements of Section 13(a) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Corporation.

/s/ Allan C. Silber
Allan Silber
Chief Executive Officer